                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 23, 1997


                  BANKERS TRUST NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)      (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 5. Other Events

A) On October 23, 1997, Bankers Trust New York Corporation (the "Registrant") released financial information with respect to the quarter ended September 30, 1997. This Current Report on Form 8-K files the Press Release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated October 23, 1997, is described below and is incorporated herein by reference.

       1. Review of certain financial information.

       2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at September 30, 1997, June 30, 1997 and September 30, 1996 and the audited consolidated financial position at December 31, 1996 and its unaudited consolidated results of operations for each of the three-month and nine-month periods ended September 30, 1997, and September 30, 1996, and the three-month period ended June 30, 1997.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at September 30, 1997, June 30, 1997 and September 30, 1996 and its consolidated results of operations for the three-month and nine-month periods ended September 30, 1997 and September 30, 1996 and the three-month period ended June 30, 1997 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month and nine-month periods ended September 30, 1997 and for the three-month period ended June 30, 1997 are not necessarily indicative of the results of operations for the full year or any other interim period.

B) On September 1, 1997, Alex. Brown Incorporated was merged into a wholly-owned subsidiary of Bankers Trust New York
     Corporation. The merger was treated as a tax free exchange and qualified for the pooling of interests method of accounting.

     Accounting Series Release 135, as interpreted by Staff Accounting Bulletin 65, requires that no affiliate of either combining company may reduce its risk relating to its common shareholder position during a period ending when financial results including at least 30 days of post-merger combined operations have been published. This Form 8-K includes 30 days of combined operating results to satisfy this requirement.

     In the opinion of the Registrant's management, the unaudited results for the one month ended September 30, 1997 include all ordinary and recurring adjustments necessary to present fairly the results of operations for the one month ended September 30, 1997. The operating results have been prepared and published only for purposes of complying with pooling accounting requirements and are not necessarily indicative of the results that may be expected for any future periods.

               BANKERS TRUST NEW YORK CORPORATION

           MONTH ENDED SEPTEMBER 30, 1997 (unaudited)

                      (Dollars in millions)


Total Revenues*          $634

Net Income               $ 89


* Net interest revenue after provision for credit losses plus noninterest revenue.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated October 23, 1997.

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ RONALD HASSEN
                                 RONALD HASSEN
                                 Senior Vice President
                                (Principal Accounting Officer)




October 24, 1997

               BANKERS TRUST NEW YORK CORPORATION

                 FORM 8-K DATED OCTOBER 23, 1997

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

 (99.1)             Earnings Press Release of the
                    Registrant dated October 23, 1997.